Income Tax	6 Months Ended
Dec. 31, 2024
Income Tax [Abstract]
Income Tax

Note 16. Income Tax

Income tax recognized through profit or loss

Income tax expense is recognized at an amount determined by multiplying the profit (loss) before tax for the interim reporting period by management’s best estimate of the weighted-average annual income tax rate expected for the full financial year, adjusted for the tax effect of certain items recognized in full in the interim period. As such, the effective tax rate in the unaudited interim condensed consolidated financial statements may differ from management’s estimate of the effective tax rate for the annual financial statements.

The Group’s consolidated loss before income tax for the six months ended December 31, 2024 amounts to $4,089,906 (loss for the six months ended December 31, 2023 $3,825,801). The income tax benefit / (charge) for the six months ended December 31, 2024 was ($252,900) (for the six months ended December 2023 was $451,281). For the three months period ended December 31, 2024 and 2023 the income tax benefit / (charge) was ($280,889) and $235,990 respectively.

The Group’s consolidate the effective tax rate with respect to continuing operations for the six months ended December 31, 2024 was 6.18%.

The tax rate used for 2024 represents the tax rate of 15% on the taxable income payable by the Group entities in Luxemburg, in accordance with the tax laws of said jurisdiction.

Taxation for other jurisdictions is calculated at the rates prevailing in the respective jurisdiction.